UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 2007

AirTran Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	1-15991	58-2189551
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No)

9955 AirTran Boulevard, Orlando, Florida 32827

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (407) 251-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On July 16, 2007, the registrant’s management gave a presentation to the Board of Directors of Midwest Air Group, Inc. (ASE:MEH) (“Midwest”), the parent company of Midwest Airlines, Inc., regarding its proposal to enter into a business combination transaction with Midwest. A copy of the presentation slides are attached hereto as Exhibit 99.1 and are incorporated herein by reference. Copies of supplemental information provided with the presentation are also attached hereto as Exhibits 99.2 through 99.16 and are incorporated herein by reference.

The information in this Form 8-K is being furnished under Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events

The text set forth in paragraph 1 of Item 7.01 above is incorporated into this Item by this reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Presentation provided to the Midwest Board of Directors. (Previously filed on July 17, 2007)

99.2	April 26, 2007 Greater Kansas City Chamber of Commerce Aviation Committee presentation.

99.3	February 2007 Economic Impact of AirTran-Midwest Merger presentation.

99.4	Letter from Dallas/Forth Worth International Airport Chief Executive Officer, Jeffrey P. Fegan, dated April 17, 2007.

99.5	Letter from Atlanta Mayor, Shirley Franklin, dated April 2, 2007.

99.6	Press Release from the Sarasota Bradenton International Airport dated March 15, 2007.

99.7	Press Release from the Flint-Bishop International Airport dated March 8, 2007.

99.8	Letter from Timothy L. Campbell the Executive Director of the Maryland Aviation Administration, dated March 7, 2007.

99.9	Letter from Greater Rochester International Airport Director of Strategic Planning & Scheduling, John P. Kirby, dated March 7, 2007.

99.10	Letter from Indianapolis Airport Authority Director, Patrick F. Dooley, dated March 6, 2007.

99.11	Letter from Wichita Airport Authority Director, Victor D. White, dated March 6, 2007.

99.12	Press Release from the Richmond International Airport dated March 1, 2007.

99.13	Press Release from the Newport News/Williamsburg International Airport dated March 1, 2007.

99.14	Press Release from the Akron-Canton Airport dated February 28, 2007.

99.15	Press Release from the Pensacola Regional Airport.

99.16	The Local and Regional Economic Impacts of Milwaukee County’s General Mitchell International Airport 2005 Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AirTran Holdings, Inc.
(Registrant)

Date: July 17, 2007	/s/ Stanley J. Gadek
Stanley J. Gadek
Senior Vice President, Finance, Treasurer and Chief Financial Officer (Principal Accounting and Financial Officer)

Exhibit Index

99.1	Presentation provided to the Midwest Board of Directors. (Previously filed on July 17, 2007)

99.2	April 26, 2007 Greater Kansas City Chamber of Commerce Aviation Committee presentation.

99.3	February 2007 Economic Impact of AirTran-Midwest Merger presentation.

99.4	Letter from Dallas/Forth Worth International Airport Chief Executive Officer, Jeffrey P. Fegan, dated April 17, 2007.

99.5	Letter from Atlanta Mayor, Shirley Franklin, dated April 2, 2007.

99.6	Press Release from the Sarasota Bradenton International Airport dated March 15, 2007.

99.7	Press Release from the Flint-Bishop International Airport dated March 8, 2007.

99.8	Letter from Timothy L. Campbell the Executive Director of the Maryland Aviation Administration, dated March 7, 2007.

99.9	Letter from Greater Rochester International Airport Director of Strategic Planning & Scheduling, John P. Kirby, dated March 7, 2007.

99.10	Letter from Indianapolis Airport Authority Director, Patrick F. Dooley, dated March 6, 2007.

99.11	Letter from Wichita Airport Authority Director, Victor D. White, dated March 6, 2007.

99.12	Press Release from the Richmond International Airport dated March 1, 2007.

99.13	Press Release from the Newport News/Williamsburg International Airport dated March 1, 2007.

99.14	Press Release from the Akron-Canton Airport dated February 28, 2007.

99.15	Press Release from the Pensacola Regional Airport.

99.16	The Local and Regional Economic Impacts of Milwaukee County’s General Mitchell International Airport 2005 Report.